QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GSI Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 EXPLANATORY NOTE

        This Amendment No. 1 to Schedule 14A ("Amendment No. 1") is being filed to amend GSI Technology, Inc.'s (the "Company") definitive proxy statement for its 2016 Annual Meeting of Stockholders ("Proxy Statement"), which was filed with the Securities and Exchange Commission on July 22, 2016, in order to correct the categories and amounts of fees provided in the table on page 14 of the Proxy Statement for fiscal 2016 under the section entitled "Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm". The revised table below amends, replaces and corrects the table contained in the Proxy Statement. All other items of the Proxy Statement are incorporated herein by reference without changes.

        If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote.

CHANGE TO PROXY STATEMENT

        The table included in the Proxy Statement under the section entitled "Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm" and originally set forth on page 14 of the Proxy Statement, is amended to read in its entirety as follows:

        The following table sets forth the aggregate fees billed to GSI Technology for the fiscal years ended March 31, 2015 and March 31, 2016 by PricewaterhouseCoopers LLP:

	Fiscal 2015	Fiscal 2016
Audit fees(1)	$931,900	$736,900
Audit-related fees(2)	—	74,000
Tax fees(3)	57,000	88,000
Other fees(4)	1,800	1,800

Total fees	$990,700	$900,700

(1)
Audit fees consist of fees for professional services rendered for the integrated audit of GSI Technology's annual consolidated financial statements and internal control framework, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings.

(2)
Audit-related fees consist of fees for services rendered related to the acquisition audit, in connection with the acquisition of MikaMonu Group Ltd.

(3)
Tax fees consist of fees for consultation on various tax matters and compliance with federal and state income tax filing requirements.

(4)
Other fees consist of fees related to the license of specialized accounting research software.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on August 25, 2016:

This Amendment No. 1, the notice of annual meeting, Proxy Statement, proxy card and annual report to stockholders, may be viewed and downloaded at: http://gsitechnology.mwnewsroom.com/Proxy-Materials or on the Investor Relations page of the Company's website at http://www.gsitechnology.com.

QuickLinks

EXPLANATORY NOTE
CHANGE TO PROXY STATEMENT